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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant To Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)—March 29, 2010

ASSURED GUARANTY LTD.
(Exact name of registrant as specified in its charter)

Bermuda (State or other jurisdiction of incorporation or organization)	001-32141 (Commission File Number)	98-0429991 (I.R.S. Employer Identification No.)

Assured Guaranty Ltd.
30 Woodbourne Avenue
Hamilton HM 08 Bermuda
(Address of principal executive offices)

Registrant's telephone number, including area code: (441) 279-5700

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events.

        Assured Guaranty Ltd. (together with its subsidiaries, the "Company") is filing this Current Report on Form 8-K to provide the Consolidated Financial Statements (Unaudited) as of June 30, 2009 for Financial Security Assurance Holdings Ltd., which was acquired by the Company on July 1, 2009 and which has subsequently changed its name to Assured Guaranty Municipal Holdings Inc. Such financial statements are attached as Exhibit 99.1 and incorporated by reference herein.

Item 9.01    Financial Statements and Exhibits.

  (d)
  Exhibits

Exhibit Number	Description
99.1	Financial Security Assurance Holdings Ltd. (which has subsequently changed its name to Assured Guaranty Municipal Holdings Inc.) Consolidated Financial Statements (Unaudited) as of June 30, 2009

 SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ASSURED GUARANTY LTD.
By:	/s/ ROBERT MILLS Name: Robert Mills Title: Chief Financial Officer

DATE: March 29, 2010

 EXHIBIT INDEX

Exhibit Number	Description
99.1	Financial Security Assurance Holdings Ltd. (which has subsequently changed its name to Assured Guaranty Municipal Holdings Inc.) Consolidated Financial Statements as of June 30, 2009

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  Item 8.01 Other Events.
  Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX